SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 24, 2002
                                                --------------------------------

J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of April 29, 2002, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CIBC4)
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             (Exact name of registrant as specified in its charter)



        New York                     333-85954                  13-3789046
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(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)             Identification No.)



            270 Park Avenue
            New York, New York                                  10167
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code      (212) 834-9280
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         (Former name or former address, if changed since last report.)

Item 5.   OTHER EVENTS
          ------------

      Description of the Certificates

      J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") will cause to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a final Prospectus Supplement and the Prospectus filed as part of Registration Statement, File No. 333-85954, in connection with the Depositor's issuance of a series of certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2002-CIBC4 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement among the Depositor, Midland Loan Services, Inc., as servicer, Lennar Partners, Inc., as special servicer, Wells Fargo Bank Minnesota, N. A., as trustee and JPMorgan Chase Bank, as paying agent.

      Computational Materials

      J.P. Morgan Securities Inc., CIBC World Markets Corp. and Deutsche Bank Securities Inc. (J.P. Morgan Securities Inc., CIBC World Markets Corp., and Deutsche Bank Securities Inc., collectively, the "Underwriters") have provided certain prospective purchasers of the Class A-1, Class A-2, Class A-3, Class B, Class C and Class D Certificates (collectively, the "Offered Certificates") with certain yield tables and other computational materials (the "Computational Materials") in written form, which Computational Materials are in the nature of data tables relating to the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes and Certificates based on collateral information provided by JPMorgan Chase Bank and CIBC Inc. and under certain assumptions and scenarios.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits


EXHIBIT NO. 99 DESCRIPTION
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      Computational Materials (as defined in Item 5) that have been provided by the Underwriters to certain prospective purchasers of the Offered Certificates.

SIGNATURES
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       J.P. MORGAN CHASE COMMERCIAL
                                       MORTGAGE SECURITIES CORP.



                                       By: /s/ Dennis Schuh
                                           ------------------------------
                                           Name:  Dennis Schuh
                                           Title: Vice President

                                       Date:  April 24, 2002